DIRECTOR	EXHIBIT 10.6
VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
NOTICE OF STOCK UNIT AWARD
You (the “Grantee”) have been granted an award of Stock Units (the “Award”), on the terms and subject to the conditions of the Plan and this Award Agreement, as follows:
Name of Grantee:    [_____]
Total Number of Stock Units
subject to this Award:    [_____]
Grant Date:    [________]
Vesting Schedule:    Subject to Section 7 of the Terms, this Award will become vested as to 100% of the total number of Stock Units subject to the Award on the earliest to occur of the following: (a) the first anniversary of the Grant Date; (b) the date immediately preceding the date of the first annual meeting of the Corporation’s stockholders that occurs immediately following the Grant Date; or (c) the date on which a Change in Control occurs. Vested Stock Units will be paid as provided in Section 6 of the Terms.
By your signature and the Corporation’s signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation's Performance Incentive Plan, as the same may be amended, modified or supplemented from time to time (the “Plan”), and the Terms and Conditions of Director Stock Unit Award (the “Terms”), which Terms are attached hereto and are incorporated herein by this reference. This Notice of Stock Unit Award (this “Grant Notice”), together with the Terms, is referred to as your “Award Agreement” applicable to the Award. Capitalized terms used in this Grant Notice are used as defined in the Terms if not defined herein. Capitalized terms used in this Award Agreement are used as defined in the Plan if not defined in this Grant Notice or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.
VERSO CORPORATION    ACCEPTED AND AGREED BY GRANTEE

By:
Terry Dyer        Signature
Senior Vice President of Human
Resources and Communications
        Print Name

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VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
TERMS AND CONDITIONS OF DIRECTOR STOCK UNIT AWARD
1.Grant of Stock Units.
(a)    General. These Terms and Conditions of Director Stock Unit Award (these “Terms”) apply to a particular stock unit award (the “Award”) if incorporated by reference in the Notice of Stock Unit Grant (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Grantee.” The effective date of grant of the Award as set forth in the Grant Notice is referred to as the “Grant Date.” The Award was granted under and subject to the Verso Corporation Performance Incentive Plan, as the same may be amended, modified or supplemented from time to time (the “Plan”). The number of shares covered by the Award are subject to adjustment under Section 7.1 of the Plan. The Grant Notice and these Terms are collectively referred to as the “Award Agreement” applicable to the Award. Capitalized terms are defined in the Plan if not defined in this Award Agreement. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee.
(b)    Stock Units. As used in this Award Agreement, a “Stock Unit” is a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent in value to one outstanding share of Class A common stock, par value $0.01 per share, of the Corporation (“Common Stock”). The Stock Units shall be used solely as a device for the determination of any payment to eventually be made to the Grantee if and when such Stock Units vest pursuant to Section 2. The Stock Units create no fiduciary duty to the Grantee and shall create only a contractual obligation on the part of the Corporation to make payments, subject to vesting and the other terms and conditions hereof, as provided in Section 6 below. The Stock Units shall not be treated as property or as a trust fund of any kind. No assets have been secured or set aside by the Corporation with respect to the Award and, if amounts become payable to the Grantee pursuant to this Award Agreement, the Grantee’s rights with respect to such amounts shall be no greater than the rights of any general unsecured creditor of the Corporation.
2.Vesting. This Award shall vest and become earned as set forth in the Grant Notice, subject to earlier termination or acceleration and subject to adjustment as provided in this Award Agreement and in the Plan.
3.Continuance of Service Required; No Service Commitment. The vesting schedule applicable to the Award requires continued service as a director of the Corporation through the applicable vesting date as a condition to the vesting of the Award and the rights and benefits under this Award Agreement. Except as provided in the Grant Notice, service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 7 below or under the Plan.
Nothing contained in this Award Agreement or the Plan constitutes a continued service commitment by the Corporation or any of its Subsidiaries, confers upon the Grantee any right to remain in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation. Nothing in this Award Agreement,
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however, is intended to adversely affect any independent contractual right of the Grantee without his/her consent thereto.
4.Dividend and Voting Rights.
(a)    Limitations on Rights Associated with Units. The Grantee shall have no rights as a stockholder of the Corporation, no dividend rights (except as expressly provided in Section 4(b) hereof) and no voting rights with respect to the Stock Units or any shares of Common Stock issuable in respect of such Stock Units, until shares of Common Stock are actually issued to and held of record by the Grantee. Except as expressly provided in Section 4(b) hereof or as may be provided pursuant to Section 7.1 of the Plan, no adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate evidencing the shares.
(b)    Dividend Equivalent Reinvestment. In the event that the Corporation pays a cash dividend on its outstanding Common Stock for which the related record date occurs after the Grant Date and prior to the date all Stock Units subject to the Award have either been paid or have terminated, the Corporation shall credit (as of the related dividend payment date) the Grantee with an additional number of Stock Units equal to (a) the amount of the cash dividend paid by the Corporation on a single share of Common Stock on such dividend payment date, multiplied by (b) the number of Stock Units subject to the Award outstanding and unpaid as of the record date for such dividend payment (including any Stock Units previously credited under this Section 4(b) and with such total number subject to adjustment pursuant to Section 7.1 of the Plan), divided by (c) the closing price of a share of Common Stock on such dividend payment date. Any Stock Units credited pursuant to the foregoing provisions of this Section 4(b) will be subject to the same vesting, payment, termination and other terms, conditions and restrictions as the original Stock Units to which they relate. No crediting of Stock Units will be made pursuant to this Section 4(b) with respect to any Stock Units which, as of the related record date, have either been paid or have terminated.
5.Restrictions on Transfer. Prior to the time the Stock Units are vested and paid, neither the Stock Units comprising the Award nor any interest therein or amount payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation or (b) transfers by will or the laws of descent and distribution.
6.Timing and Manner of Payment of Stock Units. If the Grantee has timely elected to defer the receipt of all or a portion of the Stock Units subject to this Award pursuant to the Corporation’s Directors Deferred Compensation Plan (the “Deferred Compensation Plan”), the payment of such deferred Stock Units (to the extent that they vest pursuant to the terms of this Award Agreement) shall be governed by the terms and conditions of the Deferred Compensation Plan and the Grantee’s applicable election(s) under the Deferred Compensation Plan. With respect to the Stock Units subject to this Award for which the Grantee has not timely made an election to defer pursuant to the Deferred Compensation Plan, the Stock Units that become vested shall be paid in an equivalent number of whole shares of Common Stock upon or promptly (and in all events not later than 60 days) after the date on which such Stock Units become vested pursuant to this Award Agreement. Each such payment of Stock Units shall be subject to the tax withholding provisions of Section 9 hereof and Section 8.5 of the Plan and subject to adjustment as provided in Section 7.1 of the Plan and shall be in complete satisfaction of such vested Stock Units. The Grantee or any other person entitled under the Plan to receive a payment of shares of Common Stock shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Corporation may make payment of shares of Common

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Stock either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion. Any Stock Units corresponding to a particular vesting date shall be rounded down to the nearest whole Stock Unit; provided that fractional Stock Units subject to the Award shall be cumulated until sufficient to produce a whole Stock Unit, in all cases remaining fractional Stock Unit interests shall terminate in the event the remaining Stock Units subject to the Award terminate, and any remaining fractional Stock Unit interest shall terminate on the final vesting date applicable to the Award.
7.Effect of Termination of Services.
(a)    Termination of Services Generally. Except as otherwise provided in Section 7(b), the Grantee’s Stock Units shall terminate to the extent such units have not become vested upon the first date the Grantee is no longer providing services to the Corporation as a director, regardless of the reason for the termination of such services, whether with or without cause, voluntarily or involuntarily.
(b)    Termination Due to Death or Disability. In the event the Grantee’s services to the Corporation as a director terminate due to the Grantee’s death or Disability, any Stock Units subject to the Award that are then outstanding and otherwise unvested shall accelerate and become fully vested upon such termination of the Grantee’s services. For the purposes of the Award, the term “Disability” has the meaning given to such term in Treas. Reg. Section 1.409A-3(i)(4).
(c)    No Further Rights as to Terminated Units. If any unvested Stock Units terminate pursuant to this Award Agreement, such Stock Units shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Corporation and without any other action by the Grantee, or the Grantee’s beneficiary or personal representative, as the case may be, and the Corporation shall have no obligation (or no further obligation, as the case may be) in respect thereof or with respect thereto.
8.Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator will make adjustments if appropriate in the number of Stock Units contemplated hereby and the number and kind of securities that may be issued in respect of the Award. The Administrator may not, however, change the timing of payment of the Award as provided in Section 6. In addition, no adjustment shall be made pursuant to Section 7.1 of the Plan with respect to the Award as to any cash dividend for which dividend equivalents are credited pursuant to Section 4.
9.Taxes; Tax Withholding.
(a)    Section 409A. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Award Agreement shall be construed and interpreted consistent with that intent. Notwithstanding any provision of these Terms to the contrary, if the Grantee is a “specified employee” as defined in Section 409A of the Code, the Grantee shall not be entitled to any payment with respect to the Award in connection with the Grantee’s “separation from service” (as that term is used for purposes of Section 409A of the Code) until the earlier of (a) the date that is six (6) months after the Grantee’s separation from service for any reason other than the Grantee’s death, or (b) the date of the Grantee’s death. Any amounts otherwise payable to the Grantee following the Grantee’s separation from service that are not so paid by reason of this Section 9 shall be paid as soon as practicable for the Corporation (and in all events within thirty (30) days) after the date that is six (6) months after the Grantee’s separation from service (or, if earlier, the date of the Grantee’s

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death). The provisions of this Section 9 shall only apply if, and to the extent, required to comply with Section 409A of the Code.
(b)    Tax Withholding. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its Subsidiaries may reasonably be obligated to withhold with respect to the grant, vesting or other event with respect to the Stock Units. If such withholding event occurs in connection with the distribution of shares of Common Stock in respect of the Stock Units and subject to compliance with all applicable laws, the Corporation shall automatically withhold and reacquire the appropriate number of whole shares, valued at their then fair market value (with the “fair market value” of such shares determined in accordance with the applicable provisions of the Plan), to satisfy any withholding obligations of the Corporation or its Subsidiaries with respect to such distribution. If, however, any withholding event occurs with respect to the Stock Units other than in connection with the distribution of shares of Common Stock in respect of the Stock Units, or if the Corporation cannot legally satisfy such withholding obligations by such withholding and reacquisition of shares as described above, the Corporation shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from other compensation payable to the Grantee the amount of any such withholding obligations.
(c)    Responsibility for Taxes. Except for such withholding rights of the Corporation, the Grantee shall be solely responsible for any and all tax liability arising with respect to the Award or any payment in respect thereof.
10.Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the Grantee’s last address reflected on the Corporation’s records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government or a courier of internationally recognized prominence. Any such notice shall be given only when received, but if the Grantee is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.
11.Plan. The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, which are incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Award Agreement. The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.
12.Entire Agreement. This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan may be amended pursuant to Section 8.6 of the Plan. This Award Agreement may be amended by the Administrator from time to time. Any such amendment must be in writing and signed by the Corporation. Any such amendment that materially and adversely affects the Grantee’s rights under this Award Agreement requires the consent of the Grantee in order to be effective with respect to the Award. The Corporation may, however, unilaterally waive any provision

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hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.
13.Governing Law. This Award Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.
14.Effect of Award Agreement. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.
15.Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Photographic or other electronic copies of such signed counterparts may be used in lieu of the originals for any purpose.
16.Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.
17.Clawback Policy. The Stock Units are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Stock Units or any shares of Common Stock or other cash or property received with respect to the Stock Units (including any value received from a disposition of the shares acquired upon payment of the Stock Units).
18.No Advice Regarding Grant. The Grantee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Grantee may determine is needed or appropriate with respect to the Award (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award and any shares that may be acquired upon payment of the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Award Agreement) or recommendation with respect to the Award.
19.Definition of Change in Control. For the purposes of this Award Agreement, a “Change in Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:
(a)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 35% or more of either (1) the sum of the then outstanding shares of Common Stock and Class B common stock, par value $0.01 per share, of the Corporation (collectively, the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

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(b)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new directors whose election or nomination was so approved, without counting the director and his predecessor twice) shall be considered as though such individual were a director serving on the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such event, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that the ownership in excess of 35% existed prior to the Business Combination, and (3) at least a majority of the directors serving on the board of directors or trustees of the entity resulting from such Business Combination or a Parent were directors serving on the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d)    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control event under clause (c) above.
For the purposes of paying any vested Stock Units pursuant to Section 6, however, an occurrence or event contemplated by clause (a), (b), (c) or (d) above shall not constitute a Change in Control unless such occurrence or event also constitutes a “change in the ownership or effective control” of the Corporation or a “change in the ownership of a substantial portion of the assets” of the Corporation, in each case within the meaning of Section 409A of the Code.
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